UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
______________________

Date of Report
(Date of earliest
event reported): February 26, 2019

CUMMINS INC.
(Exact name of registrant as specified in its charter)

Indiana	1-4949	35-0257090
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

  500 Jackson Street P.O. Box 3005 Columbus, IN  47202-3005
(Address of principal executive offices, including zip code)

           (812) 377-5000
(Registrant's telephone number, including area code)

           Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    □
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     □

Item 8.01 Other Events.
On February 26, 2019, Livingston L. Satterthwaite, Vice President and President, Distribution Business, of Cummins Inc. (the "Company"), entered into a pre-arranged stock trading plan (the "Satterthwaite 10b5-1 Plan") to exercise options to purchase a limited number of shares of the Company's common stock, par value $2.50 per share (the "Common Stock"), and to sell the shares acquired on exercise.  The Satterthwaite 10b5-1 Plan allows for the exercise of options to purchase a maximum of 8,450 shares of Common Stock if the Common Stock reaches a specified market price during the period commencing sixty days after adoption of the Satterthwaite 10b5-1 Plan and continuing until the options to purchase all 8,450 shares have been exercised and the acquired shares sold, or February 26, 2020, whichever occurs first.  The shares acquired upon exercise will be sold contemporaneously with the exercise.  Based on his current ownership of Common Stock, if the options to purchase all of the 8,450 shares of Common Stock subject to the Satterthwaite 10b5-1 Plan were exercised in full, and all of the shares acquired upon exercise were sold, Mr. Satterthwaite would own approximately 42,127 shares of Common Stock.

The Satterthwaite 10b5-1 Plan was designed to comply with the Company's insider trading policies and the guidelines specified in Rule 10b5-1 promulgated under the Securities Exchange Act of 1934, as amended, which permit an officer or director to enter into a pre-arranged plan for buying or selling Company stock at a time when the officer or director is not in possession of material, nonpublic information about the Company.  Mr. Satterthwaite will continue to be subject to the Company's stock ownership guidelines, and the sales contemplated by the Satterthwaite 10b5-1 Plan will not reduce his ownership of Common Stock below the level required by the guidelines.

All sales of Common Stock under the Satterthwaite 10b5-1 Plan will be disclosed publicly in accordance with applicable securities laws, rules and regulations through appropriate filings with the U.S. Securities and Exchange Commission.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
CUMMINS INC.

Date:  March 1, 2019                                                         By:      /s/ Mark J. Sifferlen
Mark J. Sifferlen
Corporate Secretary